UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York		13214-1883
(Address of principal executive offices)		(Zip Code)
(315) 445-2282
(Registrant's telephone number, including area code)

_________________Not Applicable________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders (the "Annual Meeting") of Community Bank System, Inc. (the "Company") was held on May 17, 2017 in Geneva, New York.  At the Annual Meeting, the Company's shareholders (i) elected four directors, (ii) approved on a non-binding advisory basis the Company's executive compensation as set forth in the proxy statement, (iii) approved on a non-binding advisory basis that the frequency of the executive compensation vote should be annual, (iv) approved the Community Bank System, Inc. 2014 Long-Term Incentive Plan, as amended, and (v) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017.
1.            The Company's shareholders elected four individuals to the Board of Directors as set forth below:
Name of Director	Number of Votes
	For	Withheld	Broker Non-Votes
Brian R. Ace	34,094,365	481,493	4,791,828
Michael R. Kallet	31,432,634	3,143,225	4,791,828
John Parente	34,019,889	555,969	4,791,828
John F. Whipple, Jr.	34,112,081	463,777	4,791,828

2.            The Company's shareholders approved, on a non-binding advisory vote, our executive compensation programs, as described in the proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
33,455,975	799,853	320,030	4,791,828

3.            A majority of the votes cast by the Company's shareholders at the Annual Meeting voted, on an advisory basis, to hold future say-on-pay votes every year, as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
29,132,002	278,022	4,970,036	194,798	4,791,828

4.            The Company's shareholders approved the 2014 Community Bank System, Inc. Long-Term Incentive Plan, as amended, as described in the proxy statement as set forth below:

For	Against	Abstain	Broker Non-Votes
32,709,959	1,582,346	283,554	4,791,828

5.            The Company's shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017 as set forth below:

For	Against	Abstain
39,098,415	118,625	150,646

Item 8.01	Other Events

On May 18, 2017, the Company issued a press release announcing the results of its Annual Meeting and the approval by the Board of Directors of a regular quarterly dividend of $0.32 per share payable on July 10, 2017, to shareholders of record as of June 15, 2017.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By: /s/ George J. Getman
Name: George J. Getman
Title: EVP and General Counsel
Dated: May 18, 2017

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